UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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☐	Soliciting Material under §240.14a-12

FRANCESCA’S HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 See the reverse side of this notice to obtain proxy materials and voting instructions. E79395-P17489 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://materials.proxyvote.com/351793 or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. FRANCESCA'S HOLDINGS CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 28, 2019 FRANCESCA'S HOLDINGS CORPORATION 8760 CLAY ROAD, SUITE 100 HOUSTON, TX 77080 Meeting Information Meeting Type: Annual Meeting For holders as of: May 1, 2019 Date: June 28, 2019 Time: 10:00 AM CDT Location: 8760 Clay Road, Suite 100 Houston, TX 77080

 E79396-P17489 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2019 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods 1. NOTICE & PROXY STATEMENT 2. 2018 ANNUAL REPORT Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet or Telephone: To vote now by Internet or Telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the applicable voting instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. × XXXX XXXX XXXX XXXX

 Voting Items Nominees: 01) Mr. Richard Emmett 02) Mr. Richard Kunes 4. The approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio of not less than 5:1 and not more than 35:1. 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2020. 3. The approval, on an advisory basis, of the Company's executive compensation. 5. The approval of a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the Annual Meeting to approve Proposal 4. 1. Election of Directors The Board of Directors recommends you vote FOR ALL of the following Class II directors to serve until the Company's 2022 Annual Meeting of Stockholders: The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. E79397-P17489

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